Exhibit 99.1
PRESS RELEASE

Signify Health to acquire Caravan Health, accelerating the movement to value-based healthcare

Combined company will create one of the largest networks of at-risk providers, improving patient outcomes while lowering costs across the care continuum

DALLAS, NEW YORK and KANSAS CITY (February 10, 2022) — Signify Health, Inc. (NYSE: SGFY), a leading value-based healthcare platform that leverages advanced analytics, technology and nationwide healthcare provider networks, today announced it has signed an agreement to acquire Caravan Health, a leader in enabling accountable care organizations (ACOs) to excel in population health management and value-based payment programs, for an initial purchase price of approximately $250 million in a combination of cash and Signify Health common stock. The transaction also includes contingent additional payments of up to $50 million based on the future performance of Caravan. Caravan Health will join Signify Health in supporting a wide spectrum of advanced payment models, enabling providers to assume various levels of risk and collaborate in ways that support their goals to improve health outcomes while lowering costs across the care continuum.

This combination unites two leaders in value-based payment models covering a broad range of risk-based and shared savings models, from advanced primary care payment to specialty care bundles to total cost of care contracts. Caravan Health brings key technology, insights, and transformation services to community hospitals, physician practices and clinics looking to succeed in accountable care and other commercial risk arrangements. Signify Health brings technology, analytics, and management expertise in episodes of care and bundled payments. Together, the companies will be supporting approximately $10 billion in total medical spend under management.

Upon closing, Caravan Health and Signify Health will have one of the largest national networks of providers engaged in risk-based payment models. Beyond Signify’s current network of over 3,000 physician practices and facilities contracted in value-based arrangements, Caravan adds more than 200 health systems and 100 Federally Qualified Health Centers with more than 10,000 primary care providers that collectively manage over 500,000 patients, most of whom are medically underserved and struggle to access care. Signify is well positioned to address these persistent access issues by assisting these providers, extending their capacity to engage patients in the home and virtually through Signify Health’s national mobile network of approximately 10,000 credentialed physicians and nurse practitioners, and over 600 engagement, clinical, and social care coordinators. In conjunction with Caravan Health’s proprietary software, Signify’s mobile network can be aimed at helping the patients that need it most, extending the resources of often-stretched local care teams, and giving patients the care they need, when and where they need it.

The companies also will focus on leveraging Signify Health’s deep payor relationships to increase provider participation in, and access to, commercial value-based care programs. Combining Signify Health’s and Caravan Health’s value-based offerings increases the percentage of patients in a provider’s panel that are covered by value-based arrangements, thereby making them more attractive and helping to drive care redesign.

“A strategic focus for Signify Health has been driving more participation and success in value-based payment arrangements in alignment with our commercial payor clients. This focus also supports critical imperatives from the Centers for Medicare & Medicaid Services (CMS) to improve health equity and have everyone in Medicare fee-for-service aligned to an accountable relationship by 2030,” said Kyle Armbrester, CEO of Signify Health. “We are thrilled to welcome Caravan Health’s team as we build the infrastructure and payment models that are needed to achieve patient-centric, holistic care and better outcomes for everyone, especially the underserved.”

“This is an exciting opportunity to leverage the combined technology, tools and expertise of Caravan and Signify to all move forward toward better patient care while helping providers achieve financial sustainability,” said Lynn Barr, Founder and Chairwoman of Caravan Health. “We share with Signify Health a deep commitment to doing everything possible to help those we serve live their best life and look forward to accelerating our collective mission to create a healthcare system that works better for all of us.” Upon closing, Ms. Barr will become Chief Innovation Officer of Signify Health and Tim Gronniger, CEO of Caravan Health, will become EVP, Accountable Care and CEO of Caravan Health.

Strategic and Financial Benefits

•Accelerates Diversification Strategy: The combination supports Signify Health’s diversification strategy to offer a comprehensive platform and solution set supporting and integrating episodes and total cost of care risk arrangements across Medicare programs (namely, Bundled Payments for Care Improvement - Advanced and the Medicare Shared Savings Program) and commercial payors with Medicare Advantage, Commercial, and Managed Medicaid lines of business.

•Creates An End-to-End Suite of Value-Based Care Enablement Capabilities: The combined company will be well-positioned to manage total cost of care through an integrated suite of capabilities. These capabilities include Caravan Health’s population-based insights and management expertise to promote prevention and wellness and manage chronic disease, while Signify Health brings episodes of care analytics to support the identification and management of specialty care needs. Additionally, Signify Health’s expertise in post-acute performance management, care transition services, and in-home evaluations will help drive more coordinated care within and beyond the clinical environment.

•Advances Value Proposition to Drive Growth: Together, Signify Health and Caravan Health will be better positioned to enable organizations to manage larger populations covered by value-based arrangements, and to drive more coordinated clinical and social care across the healthcare continuum. Signify Health's customers and program sponsors, which are composed of Medicare Advantage, Medicaid, and Commercial managed care organizations, as well as state governments and employers, have been asking the Company to broaden the scope of its risk contracts to encompass a greater portion of the total medical spend in a health plan. Caravan Health brings complementary expertise in practice transformation and helping providers succeed in total costs of care risk-sharing models. The integration of two leading value-based payment conveners will increase the depth and breadth of a combined network of at-risk care providers ready to engage on advanced alternative payment models where providers and payers are aligned toward achieving better outcomes for a lower cost.

•Creates Significant Financial Benefits: The addition of Caravan Health will expand Signify Health’s addressable market by creating new opportunities through ACOs while also providing expanded services for Signify Health customers. Signify Health intends to integrate the two companies to maximize the value of their combined offerings.

Signify Health expects Caravan Health to be accretive to 2022 revenue and adjusted EBITDA and intends to provide specific guidance for the combined entity on its fourth quarter 2021 earnings conference call scheduled for March 3, 2022 at 8:30 a.m. ET.

Transaction summary

Signify Health has agreed to acquire Caravan Health for an initial purchase price of approximately $250 million, consisting of $190 million in cash and $60 million in Signify Health common stock. In addition to the initial purchase price, the transaction includes contingent additional payments of up to $50 million based on the future performance of Caravan Health. The transaction is subject to customary closing conditions and is expected to close in the first quarter of 2022.

Conference Call to Discuss the Acquisition

Signify Health will host a conference call today, Thursday, February 10, 2022 at 8:30 a.m. ET to discuss the announcement. The call can be accessed by dialing (844) 200-6205 for U.S. participants, or +1 (929) 526-1599 for international participants, enter access code 483718; or via a live audio webcast that will be available on the investor relations website event page or by using the following link https://events.q4inc.com/attendee/944703849. A replay will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 60 days.

About Signify Health

Signify Health is a leading healthcare platform that leverages advanced analytics, technology, and nationwide healthcare provider networks to create and power value-based payment programs. Our mission is to transform how care is paid for and delivered so that people can enjoy more healthy, happy days at home. Our solutions support value-based payment programs by aligning financial incentives around outcomes, providing tools to health plans and healthcare organizations designed to assess and manage risk and identify actionable opportunities for improved patient outcomes, coordination and cost-savings. Through our platform, we coordinate what we believe is a holistic suite of clinical, social, and behavioral services to address an individual’s healthcare needs and prevent adverse events that drive excess cost, all while shifting services towards the home. For more information on how we are taking health homeward, visit us at signifyhealth.com.

About Caravan Health

Caravan Health was founded to develop better solutions for community health systems. We’ve guided more than 300 independent health systems and 26,000 clinicians to achieve meaningful results through value-based care. Our scale, technology, experience, and knowledge provide everything needed to excel in all value-based care arrangements, irrespective of payer or program. Since 2014, Caravan-supported ACOs have saved Medicare $510 million.
For more information visit caravanhealth.com.

Forward Looking Statement

This release contains forward-looking statements. All statements other than statements of historical fact included in this release are forward-looking statements. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business, our belief that Caravan brings key technology, insights and transformation services to community hospitals, physician practices and clinics, our belief that the combination of Signify and Caravan will support approximately $10 billion in total medical spend under management, our belief that Signify and Caravan, upon closing, will have one of the largest national networks of providers engaged in risk-based payment models, our belief that the combination of Signify and Caravan will support the diversification of Signify’s product offerings and services, our belief that the acquisition of Caravan will close in the first quarter of 2022, our ability to effectively integrate the operations and technology of Caravan into Signify and our ability to achieve the anticipated benefits and synergies in acquiring Caravan. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include: risks associated with successfully closing the acquisition of Caravan, including premerger clearance under the Hart-Scott Rodino Antitrust Improvements Act of 1976; risks associated with acquiring other businesses including our ability to effectively integrate the operations and technologies of the acquired business; the COVID-19 pandemic and whether the pandemic will continue to subside in 2022; our dependence upon a limited number of key customers; our dependence on certain key government programs; our failure to maintain and grow our network of high-quality providers; our failure to continue to innovate and provide services that are useful to customers and achieve and maintain market acceptance; our limited operating history with certain of our solutions; our failure to compete effectively; the length and unpredictability of our sales cycle; failure of our existing customers to continue or renew their contracts with us; failure of service providers to meet its obligations to us; seasonality that may cause fluctuations in our sales, cash flows and results of operations; our failure to achieve or maintain profitability; our revenue not growing at the rates they historically have, or at all; our failure to successfully execute on our growth initiatives, business strategies, or operating plans, including growth in our Commercial Episodes business; our failure to successfully launch new products; our failure to diversify sources of revenues and earnings; inaccurate estimates and assumptions used to determine the size of our total addressable market; changes in accounting principles applicable to us; incorrect estimates or judgments relating to our critical accounting policies; increases in our level of indebtedness; our failure to effectively adapt to changes in the healthcare industry, including changes in the rules governing Medicare or other federal healthcare programs; our failure to adhere to complex and evolving governmental laws and regulations; our failure to comply with current and future federal and state privacy, security and data protection laws, regulations or standards; our employment of and contractual relationships with our providers subjecting us to licensing or other regulatory risks, including recharacterization of our contracted providers as employees; adverse findings from inspections, reviews, audits and investigations from health plans; inadequate investment in or maintenance of our operating platform and other information technology and business systems; our ability to develop and/or enhance information technology systems and platforms to meet our changing customer needs; higher than expected investments in our business including, but not limited to, investments in our technology and operating platform, which could reduce our profitability; security breaches or incidents, loss or misuse of data, a failure in or breach of our operational or security systems or other disruptions; disruptions in our disaster recovery systems or management continuity planning; our ability to comply with, and changes to, laws, regulations and standards relating to privacy or data protection; our ability to obtain, maintain, protect and enforce our intellectual property; our dependence on distributions from Cure TopCo, LLC, our operating subsidiary, to fund dividend payments, if any, and to pay our taxes and expenses, including payments under the Tax Receivable Agreement; the control certain equity holders have over us and our status as a controlled company; our ability to realize any benefit from our organizational structure; risks associated with an increase in our indebtedness; and the other risk factors described under “Risk Factors” in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which are available free of charge on the SEC's website at: www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this presentation. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

Investor Contact:
Jennifer W. DiBerardino
Head of Investor Relations and Treasurer
investor.relations@signifyhealth.com

Media Contact:
Lynn Shepherd
Vice President of Communications
lshepherd@signifyhealth.com

Source: Signify Health